                                                                    Exhibit 99.7



                   FORM OF ELECTION AND LETTER OF TRANSMITTAL

   To Accompany Certificates for Shares of Common Stock and Preferred Stock of
                                   REIS, INC.

              The Exchange Agent: Computershare Trust Company, N.A.

     Pursuant to the terms of the Agreement and Plan of Merger, dated as of October 11, 2006 (the "Merger Agreement"), by and among Wellsford Real Properties, Inc. ("Wellsford"), Reis, Inc. ("Reis") and Reis Services, LLC, a limited liability company and wholly owned subsidiary of Wellsford ("Merger Sub"), as described and set forth in the Joint Proxy Statement/Prospectus, upon consummation of the merger, each share of Reis common stock and Reis preferred stock will be converted into the right to receive either shares of Wellsford common stock or cash. As a Reis stockholder, you are being given the opportunity to elect to receive 100% of your merger consideration in shares of Wellsford common stock. The Election Date is _______, 2007 unless otherwise determined (as described below). Your Reis stock certificate(s) must be delivered on or before the Election Date together with your properly completed Form of Election and Letter of Transmittal. Your election is subject to certain adjustment rules contained in the Merger Agreement, as described in the Joint Proxy Statement/Prospectus. For more details on the merger consideration and adjustment rules, see "The Merger Agreement -- Elections" beginning on page [ ] of the Joint Proxy Statement/Prospectus. Please complete Box 4 or Box 5 below if you would like to transfer ownership or request special mailing. You are not required to make an election and, if you do not make an election, following the consummation of the merger, you will receive a separate letter of transmittal to surrender your shares of Reis common stock and/or Reis preferred stock in exchange for the merger consideration to which you are entitled, which will be paid 50% in shares of Wellsford common stock and 50% in cash.

Dear Exchange Agent:

     I/we the undersigned, surrender to you for exchange the share(s) identified below. I/we certify that I/we have complied with all requirements as stated in the instructions below, was/were the registered holder(s) of the shares of Reis common stock and/or Reis preferred stock represented by the enclosed certificates, have full authority to surrender these certificate(s) and give the instructions in this Form of Election and Letter of Transmittal and warrant that the shares represented by these certificates are free and clear of all liens, restrictions, adverse claims and encumbrances.


----------------------------------------------------------------------------------------------------------------------

                                                DESCRIPTION OF REIS
                         COMMON STOCK AND/OR REIS PREFERRED STOCK CERTIFICATES SURRENDERED
----------------------------------------------------------------------------------------------------------------------
   Name(s) and address(es) of registered holder(s)            Shares of Reis Common Stock and/or Reis Preferred Stock
         (Please fill in, if blank)                                               Surrendered
                                                                    (attach additional schedule if necessary)

----------------------------------------------------------------------------------------------------------------------
                                                               Certificate
                                                                Number(s)                 Number of Shares
----------------------------------------------------------------------------------------------------------------------

                                                           -----------------------------------------------------------

                                                           -----------------------------------------------------------

                                                           -----------------------------------------------------------

                                                           -----------------------------------------------------------

                                                           -----------------------------------------------------------

                                                           -----------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

         NOTE: According to the stockholder records of Reis, the number of shares of Reis common stock and/or Reis preferred stock you should deliver is indicated on the above label. If the number of shares you surrender is different from the number of shares indicated above, you will not receive any merger consideration until you contact the Exchange Agent to resolve the discrepancy. Also, if the name or address on the above label is not correct, please indicate any necessary changes.


(1)     SIGNATURE: This form must be signed by the registered holder(s) exactly as the registered holder's (holders') name(s)
        appear(s) on the certificate(s) or by person(s) authorized to sign on behalf of the registered holder(s) by documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or another acting in a fiduciary or representative capacity, please set forth the full title and submit proper evidence satisfactory to the Exchange Agent of such signatory's authority to so act.

X
    -----------------------------------------------------------------------------------------------------------------
    Signature of Stockholder                       Date                            Daytime Telephone #

X
    ------------------------------------------------------------------------------------------------------------------
    Signature of Stockholder                       Date                            Daytime Telephone #




----------------------------------------------------------------------------------------------------------------------
                                         Name of Stockholder (Please Print)



----------------------------------------------------------------------------------------------------------------------
                                         Name of Stockholder (Please Print)



----------------------------------------------------------------------------------------------------------------------
                                        Capacity (full title), if applicable



                                        Signature(s) Medallion Guaranteed by:
                                               (If Required--See Box 5)



----------------------------------------------------------------------------------------------------------------------
                                                Authorized Signature



----------------------------------------------------------------------------------------------------------------------
                                              Name and Address of Firm



----------------------------------------------------------------------------------------------------------------------
                                                        Date



----------------------------------------------------------------------------------------------------------------------

         Unless otherwise indicated under Box 4 below (Special Mailing Instructions), please mail the check to the address(es) of the registered holder(s) appearing under "Description of Reis Common Stock and/or Reis Preferred Stock Certificates Surrendered" above.

         Similarly, unless otherwise indicated under Box 5 below (Special Transfer Instructions), please issue the check in the name(s) of the registered holder(s) appearing under "Description of Reis Common Stock and/or Reis Preferred Stock Certificates Surrendered" above.

        In the event that either the Special Transfer Instructions or the Special Mailing Instructions are completed, please issue the check in the name(s) of, and deliver said check to, the person or persons so indicated.

---------------------------------------------------------------------------
                                (2) SUBSTITUTE FORM W-9

---------------------------------------------------------------------------
PLEASE CERTIFY YOUR TAXPAYER ID OR SOCIAL SECURITY NUMBER BY SIGNING BELOW.
---------------------------------------------------------------------------

Enter your Taxpayer Identification
Number (TIN) in the box. For individuals this is your social security number, and for entities this is your employer identification number. If the account is in more than one name, see the "Guidelines For Certification of
Taxpayer Identification Number on
Substitute Form W-9" for information on
whose number to enter. If you do not
have a TIN and have applied for one or
intend to apply for one in the near
future, write "Applied For" to the
right, sign below in this Box 2 and sign the "Certificate of Awaiting Taxpayer
Identification Number" below.

---------------------------------------------------------------------------


Under penalties of perjury, I certify that:

1. The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and


2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

3.       I am a U.S. person (including a U.S. resident alien).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.



Signature:                                              Date:
         ----------------------------------------          ------------------


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS OF CASH MADE TO YOU. PLEASE REVIEW "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

         YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN BOX 2 ABOVE.

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of payment, 28% of all reportable payments made to me will be withheld.

Signature:                                      Date:
           ---------------------------------         ---------------------------


--------------------------------------------------------------------------------

        (3) PLACE AN |X| IN THE ELECTION BOX BELOW TO MAKE YOUR ELECTION
                              TO RECEIVE ALL STOCK

                             [ ] ALL STOCK ELECTION

All elections are subject to the adjustment rules contained in the Merger Agreement, as described in the Joint Proxy Statement/Prospectus. You are not required to make an election, and if you do not place an |X| in the "All Stock Election" box above, you will be entitled to receive your merger consideration 50% in shares of Wellsford common stock and 50% in cash and you will receive a separate letter of transmittal following the consummation of the merger.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        (4) SPECIAL MAILING INSTRUCTIONS

Fill in ONLY if mailing to someone other than as set forth in the box "Description of Reis Common Stock and/or Reis Preferred Stock Certificates Surrendered" above or to an address other than as set forth in such box.

--------------------------------------------------------------------------------
                  Name (Please Print First, Middle & Last Name)



--------------------------------------------------------------------------------
                           Address (Number and Street)



--------------------------------------------------------------------------------
                            (City, State & Zip Code)

--------------------------------------------------------------------------------

                        (5) SPECIAL TRANSFER INSTRUCTIONS

If you want your shares of Wellsford common stock, check for cash in lieu of fractional shares and/or check for cash to be issued in another name, fill in this section with the information for the new account name. Your signature in Box 1 must be medallion guaranteed.

--------------------------------------------------------------------------------
                  Name (Please Print First, Middle & Last Name)



--------------------------------------------------------------------------------
                           Address (Number and Street)



--------------------------------------------------------------------------------
                            (City, State & Zip Code)




--------------------------------------------------------------------------------
                 (Tax Identification or Social Security Number)

         The Election Date is _________, 2007, unless extended. If the closing date of the merger is to be more than five business days after the date of the Reis special meeting, the election date will be extended and announced in a press release delivered to Dow Jones News Service, which date will be at least five business days following the date of the press release. This means that if the Exchange Agent has not RECEIVED an effective Form of Election and Letter of Transmittal and your Reis stock certificate(s) at the Exchange Agent's designated office by 5:00 p.m., New York City Time, on or prior to _______, 2007 (or such other date as described above), you will be deemed to have made no election and your shares of Reis common stock and/or Reis preferred stock will be deemed to be Non-Election Shares (as defined in the Merger Agreement and the Joint Proxy Statement/Prospectus). Holders of Non-Election Shares will receive a separate letter of transmittal following the consummation of the Merger.

         Completing this Form of Election and Letter of Transmittal does not have the effect of casting a vote with respect to adoption of the Merger Agreement and approval of the related transactions at the Reis special meeting of stockholders.

                INSTRUCTIONS FOR COMPLETING THE FORM OF ELECTION
                            AND LETTER OF TRANSMITTAL

PLEASE NOTE: TOTAL SHARES YOU HOLD ARE LISTED ABOVE YOUR NAME AND ADDRESS

(1) Sign, date and include your daytime telephone number in this Form of Election and Letter of Transmittal in Box 1 and after completing all other applicable sections return this form and your stock certificates in the enclosed envelope.
(2) PLEASE SIGN IN BOX 2 TO CERTIFY YOUR TAXPAYER IDENTIFICATION NUMBER OR SOCIAL SECURITY NUMBER if you are a U.S. Taxpayer. If the Taxpayer Identification Number or Social Security Number is incorrect or blank, write the corrected number in Box 2 and sign to certify. Please note that Wellsford may withhold 28% of your proceeds as required by the IRS if the Taxpayer Identification Number or Social Security Number is not certified on our records.
(3) If you are electing to receive all stock for all of your shares of Reis common stock and/or Reis preferred stock, please check the box in Box 3.
(4) If you want your shares of Wellsford common stock, your check for cash in lieu of fractional shares and/or your check for cash merger consideration to be mailed to someone other than as set forth above in the box entitled

    "Description of Reis Common Stock and/or Preferred Stock Certificates
     Surrendered," or to an address other than as set forth in such box, complete the Special Mailing Instructions in Box 4.

(5) If you want your shares of Wellsford common stock, check for cash in lieu of fractional shares, and/or check for cash merger consideration to be issued in another name other than the name in Box 1, complete the Special Transfer Instructions in Box 5. Signature(s) in Box 5 must be medallion guaranteed.

Please refer to the Instructions For Completing the Form of Election and Letter of Transmittal included in your packet for additional information and instructions. If you wish to designate an allocation of the merger consideration among your Reis shares for tax purposes, please consult your tax advisor.

                          HOW TO CONTACT EXCHANGE AGENT

By Telephone - 9 a.m. to 5 p.m. Eastern Daylight Time, Monday through Friday, except for bank holidays:


    From within the U.S., Canada or Puerto Rico:       From outside the U.S.:
             877-282-1168 (Toll Free)                       781-575-4238

        WHERE TO FORWARD YOUR FORM OF ELECTION AND LETTER OF TRANSMITTAL

        By Regular Mail (Registered Insured Mail), or Overnight Courier
                              to the Exchange Agent

      By Mail:                                 By Overnight Courier:
      Computershare                            Computershare
      c/o Voluntary Corporate Actions          c/o Voluntary Corporate Actions
      P.O. Box 859208                          161 Bay State Drive
      Braintree, MA 02185-9208                 Braintree, MA 02184

                           INSTRUCTIONS FOR COMPLETING
                 THE FORM OF ELECTION AND LETTER OF TRANSMITTAL

These instructions are for the accompanying Form of Election and Letter of Transmittal for the registered stockholders of Reis, Inc. ("Reis"). All elections are subject to the terms and conditions of the Agreement and Plan of Merger, dated as of October 11, 2006 (the "Merger Agreement"), by and among Reis, Wellsford Real Properties, Inc. ("Wellsford") and Reis Services, LLC, a limited liability company and wholly owned subsidiary of Wellsford ("Merger Sub"), a copy of which was furnished to stockholders as part of the Joint Proxy Statement/Prospectus dated ________, 2007 (the "Joint Proxy Statement/ Prospectus").

                              GENERAL INSTRUCTIONS

The Form of Election and Letter of Transmittal is to be completed and submitted to Computershare Trust Company, N.A. (the "Exchange Agent") prior to the Election Date (as defined below) by those holders of shares of Reis common stock and/or Reis preferred stock desiring to make an election.

The "Election Date" is 5:00 p.m., New York City time, on _______, 2007, unless extended by Wellsford and Reis. Any change to the Election Date will be announced by a press release delivered to Dow Jones News Service, and the new Election Date will be at least five business days following the date of the press release. If the Exchange Agent has not received by the Election Date a properly completed Form of Election and Letter of Transmittal from a holder of shares of Reis common stock and/or Reis preferred stock at the Exchange Agent's designated office, that holder will be deemed to have made no election and that holder's shares of Reis common stock or Reis preferred stock will be deemed to be Non-Election Shares (as defined in the Merger Agreement and the Joint Proxy Statement/Prospectus).

Holders of Non-Election Shares must keep their stock certificate(s) until after the merger is consummated, at which time holders of Non-Election Shares will receive a separate letter of transmittal which will describe how to exchange Reis stock certificate(s) for the merger consideration.

The Form of Election and Letter of Transmittal must be accompanied by the Reis stock certificate(s) representing the shares of Reis common stock and/or Reis preferred stock for which an election has been made. Until (a) a record holder's stock certificate(s) is(are) received by the Exchange Agent at the address set forth on the Form of Election and Letter of Transmittal, together with any other documents the Exchange Agent may require, and the same are processed for exchange by the Exchange Agent, and (b) the merger is consummated, the holder will not receive his or her shares of Wellsford common stock and/or a check representing the cash consideration or cash in lieu of fractional shares (if any) in exchange for his or her shares of Reis common stock and/or Reis preferred stock. No interest will accrue on any cash consideration or any cash in lieu of fractional shares.

Any holder of Reis shares who has made an election by submitting a Form of Election and Letter of Transmittal to the Exchange Agent may, at any time prior to the Election Date, revoke an election and withdraw the certificate(s) for the holder's shares of Reis common stock and/or Reis preferred stock deposited with the Exchange Agent by written notice to the Exchange Agent, which notice must be received prior to the Election Date. After the Election Date, a holder of shares of Reis common stock and/or Reis preferred stock may not change an election and may not withdraw such holder's stock certificate(s).

All Forms of Election and Letters of Transmittal will be void and of no effect if the merger is not consummated for any reason and any certificates of Reis common stock and/or Reis preferred stock submitted therewith will be promptly returned.

                   FORM OF ELECTION AND LETTER OF TRANSMITTAL

ABOUT YOU AND YOUR SHARES

     Shown in the Box entitled "Description of Reis Common Stock and/or Reis Preferred Stock Certificates Surrendered," which is above Box 1 of the Form of Election and Letter of Transmittal, are the registration number of your account and the number of shares of Reis common stock and/or Reis preferred stock you own as reflected on the records of Reis at the time of mailing these instructions. If your stock certificate(s) is(are) lost, missing or destroyed, please contact Reis by telephone at (212) 921-1122, extension 444 for instructions on how to replace your Reis stock certificate(s). Strike any incorrect address information that is printed in this Box of the Form of Election and Letter of Transmittal. Clearly print the correct address in the space beside the printed information.

ELECTION OPTIONS AND REQUIRED SIGNATURES (BOXES 1-3)

The terms of the Merger Agreement allow you to elect, subject to certain limitations set forth in the Merger Agreement, to receive 100% of your merger consideration in shares of Wellsford common stock in exchange for your shares of Reis common stock and/or Reis preferred stock. For more information, please refer to the Joint Proxy Statement/Prospectus. If you make this election, your stock certificate(s) must be returned with the Form of Election and Letter of Transmittal in order for your election to be valid.

BOX 1:  Required Signatures

     All individuals listed on the account must sign and date the Form of Election and Letter of Transmittal in Box 1. Please be sure to include your daytime telephone number.

     By signing, you: (1) acknowledge receipt of the Joint Proxy Statement/Prospectus and agree that all elections, instructions and orders in the Form of Election and Letter of Transmittal are subject to the terms and conditions of the Merger Agreement, the Joint Proxy Statement/Prospectus and these instructions; (2) represent and warrant that you are, as of the date of signature, and will be, as of the effective time of the merger, the record holder of the shares of Reis common stock and/or Reis preferred stock represented by the stock certificate(s) surrendered with the Form of Election and Letter of Transmittal, with good title to those shares and full power and authority (i) to sell, assign and transfer those shares free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims, and (ii) to make the election indicated on the Form of Election and Letter of Transmittal; (3) agree that you will, upon request, execute any additional documents necessary or desirable to complete the surrender and exchange of the shares of Reis common stock and/or Reis preferred stock represented by the stock certificate(s) surrendered with the Form of Election and Letter of Transmittal; (4) irrevocably appoint the Exchange Agent as your agent to effect the exchange pursuant to the Merger Agreement and these instructions; (5) authorize and instruct the Exchange Agent to deliver the stock certificate(s) covered by the Form of Election and Letter of Transmittal, and to receive on your behalf, in exchange for the shares of Reis common stock and/or Reis preferred stock represented by that stock certificate(s), any check and/or any certificate(s) for shares of Wellsford common stock issuable to the signatory on the Form of Election and Letter of Transmittal; (6) authorize the Exchange Agent to follow any election and to rely upon all representations, certifications and instructions contained in the Form of Election and Letter of Transmittal; and (7) agree that all authority conferred or agreed to be conferred in the Form of Election and Letter of Transmittal is binding upon your successors, assigns, heirs, executors, administrators and legal representatives and is not affected by, and survives, your death or incapacity.

BOX 2:  Instructions for Completing Substitute Form W-9 Certification

     Each holder of shares of Reis common stock and/or Reis preferred stock (or other payee) is required to provide Wellsford with the stockholder's Taxpayer Identification Number ("TIN") or Social Security Number ("SSN") and to certify, under penalties of perjury, that (1) the TIN or SSN printed on the Form of Election and Letter of Transmittal is correct, (2) such stockholder (or other payee) is not subject to backup withholding, and (3) such stockholder (or other payee) is a U.S. person, or, alternatively, to establish another basis for exemption from backup withholding. If the surrendering Reis stockholder (or other payee) has been notified by the Internal Revenue Service (the "IRS") that such stockholder (or other payee) is subject to backup withholding, such stockholder (or other payee) must cross out item (2) in Box 2, unless such stockholder (or other payee) has since been notified by the IRS that such stockholder (or other payee) is no longer subject to backup withholding. In addition to potential penalties, failure to provide the correct information on the Substitute Form W-9 may subject the stockholder (or other payee) to 28% Federal income tax backup withholding on any payments made pursuant to the merger. Regardless of whether the holder of shares of Reis common stock and/or Reis preferred stock has previously furnished a TIN or SSN, such stockholder (or other payee) must again furnish this number on the Substitute Form W-9 Certification.

     If the stockholder (or other payee) has not been issued a TIN and has applied for one or intends to apply for one in the near future, such stockholder (or other payee) should write "Applied For" in the space provided for the TIN in Box 2, sign and date the Substitute Form W-9 and complete the Certificate for Awaiting Taxpayer Identification Number. If "Applied For" is written in Box 2 and the Exchange Agent is not provided with a TIN by the time of payment of the merger consideration, the Exchange Agent will withhold 28% from any payments to such stockholder (or other payee).

     For further information concerning backup withholding and instructions for completing the Substitute Form W-9, including how to obtain a TIN if you do not have one, consult the enclosed GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE W-9.

     If you are a trustee, executor, administrator or someone who is acting on behalf of a stockholder and your name is not printed on the Form of Election and Letter of Transmittal, you must include your full title and send us proper evidence of your authority to exchange the shares.

     You are urged to consult your tax advisor regarding your qualifications for exemption from backup withholding and the procedure for obtaining such exemption.

BOX 3:  Election Option

         Check the box in Box 3 on the Form of Election and Letter of Transmittal if you would like to elect to receive 100% of your merger consideration in shares of Wellsford common stock in exchange for your shares of Reis common stock and/or Reis preferred stock being surrendered with this Form of Election and Letter of Transmittal. Subject to the adjustment rules set forth in Section 3.3 of the Merger Agreement and described in the Joint Proxy Statement/Prospectus, you will receive: (1) for each share of Reis common stock that you surrender, one share of Wellsford common stock; (2) for each share of Reis Series A preferred stock that you surrender, 56.75 shares of Wellsford common stock; (3) for each share of Reis Series B preferred stock that you surrender, 33.33 shares of Wellsford common stock; (4) for each share of Reis Series C preferred stock that you surrender,
         25.20 shares of Wellsford common stock; and (5) for each share of Reis Series D preferred stock that you surrender, 31.06 shares of Wellsford common stock. No fractional shares will be issued and you will receive a cash payment in lieu of fractional shares.

         If you do not check the box in Box 3, you will be deemed to have not made the election and you will be entitled to receive your merger consideration 50% in shares of Wellsford common stock and 50% in cash. You are not required to make an election in order to be entitled to receive merger consideration.

         We cannot guarantee that you will receive the form of merger consideration that you elect. All elections are subject to the adjustment rules contained in Section 3.3 of the Merger Agreement. A description of the adjustment procedures is set forth in the Joint Proxy Statement/Prospectus under the Section entitled "The Merger Agreement--Elections" beginning on page [83]. In connection with making any election, each Reis stockholder should read carefully the information contained in the Joint Proxy Statement/Prospectus.

 VALIDITY OF SURRENDER; IRREGULARITIES

Any disputes regarding your election or the elections made by other Reis stockholders will be resolved by the Exchange Agent (in consultation with Reis and Wellsford) and its decision will be final for all parties concerned. The Exchange Agent has the right, subject to reasonable discretion, to reject any and all Forms of Election which it determines are not in proper form or to waive minor defects in any Form of Election and Letter of Transmittal. Surrenders of stock certificate(s) will not be effective until all defects or irregularities that have not been waived by the Exchange Agent have been corrected. Neither Reis nor Wellsford is under any obligation to provide notification of any defects in the deposit and surrender of any certificate(s) formerly representing Reis shares, nor shall Reis or

Wellsford be liable for any failure to give any such notification. Please return your Form of Election and Letter of Transmittal promptly to allow sufficient time to correct any possible deficiencies before the Election Date.

 LOST, MISSING OR DESTROYED CERTIFICATE(S)

If your stock certificate(s) is(are) lost, missing or destroyed, contact Reis at (212) 921-1122, extension 444 and provide your account name, address and phone number. You will then be instructed as to the steps you must take in order to surrender your shares for exchange. You will not be able to make an election on those shares until they have been replaced by Reis.

UNLESS THERE ARE SPECIAL TRANSFER INSTRUCTIONS OR SPECIAL MAILING INSTRUCTIONS, YOU NEED NOT CONTINUE TO THE NEXT SECTION. HOWEVER, BEFORE YOU MAIL YOUR FORM OF ELECTION AND LETTER OF TRANSMITTAL, MAKE SURE YOU DO THE FOLLOWING:

(a) Verify the election you have chosen;

(b) Sign and date the Form of Election and Letter of Transmittal and include your daytime phone number;

(c) Verify the TIN or SSN printed on the form and sign the Substitute Form W-9 certification in Box 2; and

(d) Include your Reis stock certificate(s), together with the Form of Election and Letter of Transmittal in the enclosed envelope. You do not need to endorse the stock certificate(s) unless you have provided special transfer instructions.

SPECIAL MAILING INSTRUCTIONS (BOX 4)

If you want your certificates representing shares of Wellsford common stock, your check for cash in lieu of fractional shares, and/or your check for cash merger consideration to be mailed (a) to someone other than the registered holder or (b) to the registered holder at a different address than the one shown on the front of the Form of Election and Letter of Transmittal, please complete Box 4.

Note:  Your address of record will not be affected by completing this Box 4.

SPECIAL TRANSFER INSTRUCTIONS (box 5)

If you want your shares of Wellsford common stock registered or your check made payable in a name or names different from the name(s) printed on the Form of Election and Letter of Transmittal, please follow the instructions below.

Print the name(s), address(es) of the person(s) receiving the shares in the space provided under Special Transfer Instructions in Box 5. Then, refer to the procedures below for the requirements needed to make some of the most frequently requested types of registration changes. These documents must accompany your Form of Election and Letter of Transmittal.

If there is a name change due to marriage or a transfer of ownership to another individual:

         1. Obtain a signature guarantee for the stockholder whose name is printed on the Form of Election and Letter of Transmittal. If it is a joint account, both owners must sign and have their signatures guaranteed. Each signature must be guaranteed in Box 1 by an officer of a commercial bank, trust company, credit union or savings & loan who is eligible to provide a medallion guarantee, or by a stockbroker who is eligible to provide a medallion guarantee. The signature of a Notary Public is not acceptable for this purpose.

         2. Complete the Substitute Form W-9 in Box 2 of the Form of Election and Letter of Transmittal by listing the TIN or SSN that is to be used for tax reporting on the new account. The individual whose TIN or SSN is being used must sign the Substitute Form W-9. Please refer to the Instructions for Completing Substitute Form W-9 above for more detailed information.

If the stockholder whose name is printed on the Form of Election and Letter of Transmittal is deceased and you are the executor or administrator of the estate:

1. Provide a certified (under raised seal) copy of the Court Qualification appointing the legal representative (dated within the previous 60 days).

2. Obtain a signature for the legal representative. The signature in Box 1 must be guaranteed by an officer of a commercial bank, trust company, credit union or savings & loan who is eligible to provide a medallion guarantee or by a stockbroker who is eligible to provide a medallion guarantee. The signature of a Notary Public is not acceptable for this purpose.

3. Complete the Substitute Form W-9 in Box 2 of the Form of Election and Letter of Transmittal by listing the TIN or SSN that is to be used for tax reporting on the new account. If the account is being registered in the name of the estate and not to an individual, a TIN is required. Please refer to the Instructions for Completing Substitute Form W-9 above for more detailed information.

If the account is a joint account and one of the account holders is deceased and the check and/or shares are to be transferred to the survivor only:

1.        Provide a certified (under raised seal) copy of the death certificate.

2. Provide the survivor's signature. (Signature guarantee is not necessary in this case.)

3. Complete the Substitute Form W-9 in Box 2 of the Form of Election and Letter of Transmittal by listing the TIN or SSN that is to be used for tax reporting on the new account. The individual whose TIN or SSN is being used must sign the Substitute Form W-9. Please refer to the Instructions for Completing Substitute Form W-9 above for more detailed information.

If the account is a joint account and one of the account holders is deceased and the check and/or shares are to be transferred to the survivor and an additional person:

1.        Provide a certified (under raised seal) copy of the death certificate.

2. The survivor must obtain a signature guarantee. The signature must be guaranteed in Box 1 by an officer of a commercial bank, trust company, credit union or savings & loan who is eligible to provide a medallion guarantee, or by a stockbroker whose is eligible to provide a medallion guarantee. The signature of a Notary Public is not acceptable for this purpose.

3. Complete the Substitute Form W-9 in Box 2 of the Form of Election and Letter of Transmittal by listing the TIN or SSN that is to be used for tax reporting on the new account. The individual whose TIN or SSN is being used must sign the Substitute Form W-9. Please refer to the Instructions for Completing Substitute Form W-9 above for more detailed information.

If the account is a custodial account and the former minor has reached the legal age of majority:

1. The former minor must obtain a signature guarantee. The signature must be guaranteed in Box 1 by an officer of a commercial bank, trust company, credit union or savings & loan who is eligible to provide a medallion guarantee, or by a stockbroker who is eligible to provide a medallion guarantee. The signature of a Notary Public is not acceptable for this purpose.

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
2. Provide a certified (under raised seal) copy of the birth certificate of the former minor.

3. Complete the Substitute Form W-9 in Box 2 of the Form of Election and Letter of Transmittal by listing the TIN or SSN that is to be used for tax reporting on the new account. The individual whose TIN or SSN is being used must sign the Substitute Form W-9. Please refer to the Instructions for Completing Substitute Form W-9 above for more detailed information.

If the request is being made by a minor who has now reached the age of majority:

1. The former minor must obtain a signature guarantee. This signature must be guaranteed in Box 1 by an officer of a commercial bank, trust company, credit union or savings & loan who is eligible to provide a medallion guarantee, or by a stockbroker who is eligible to provide a medallion guarantee. The signature of a Notary Public is not acceptable for this purpose.

2. Complete the Substitute Form W-9 in Box 2 of the Form of Election and Letter of Transmittal by listing the TIN or SSN that is to be used for tax reporting on the new account. The individual whose TIN or SSN is being used must sign the Substitute Form W-9. Please refer to the Instructions for Completing Substitute Form W-9 above for more detailed information.

If you want to have the account registered in the name of a trust:

1. Obtain a signature guarantee for the stockholder whose name is printed on the Form of Election and Letter of Transmittal. If it is a joint account, both owners must sign and have their signatures guaranteed. Each signature must be guaranteed in Box 1 by an officer of a commercial bank, trust company, credit union or savings & loan who is eligible to provide a medallion guarantee, or by a stockbroker who is eligible to provide a medallion guarantee. The signature of a Notary Public is not acceptable for this purpose.

2.        Provide a copy of the first and last pages of the trust agreement.

3. Complete the Substitute Form W-9 in Box 2 of the Form of Election and Letter of Transmittal by listing the TIN or SSN that is to be used for tax reporting on the new account. The individual whose TIN or SSN is being used must sign the Substitute Form W-9. Please refer to the Instructions for Completing Substitute Form W-9 above for more detailed information.

If your circumstances differ from those listed above, or if you have any other questions, please contact the Exchange Agent at the number below.

                              DELIVERY INSTRUCTIONS

                       Computershare Trust Company, N.A.

                         For information: 877-282-1168

        By Regular Mail (Registered Insured Mail), or Overnight Delivery:

      By Mail:                                 By Overnight Courier:
      Computershare                            Computershare
      c/o Voluntary Corporate Actions          c/o Voluntary Corporate Actions
      P.O. Box 859208                          161 Bay State Drive
      Braintree, MA 02185-9208                 Braintree, MA 02184


The method of delivery of all documents is at the option and risk of the holder of shares of Reis common stock and/or Reis preferred stock. If delivery is by mail, the use of registered mail, with return receipt requested, properly insured, is strongly recommended.

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